Furmanite Corporation QUARTER AND SIX MONTHS ENDED JUNE 30, 2013 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Principal Financial Officer Exhibit 99.2

Safe Harbor Statement
Safe Harbor Statement
     Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future.
Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed most recently in this presentation and the Company’s Form
10-K as of December 31, 2012 filed with the Securities and Exchange Commission.
One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the
Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.

Furmanite Corporation QUARTER AND SIX MONTHS ENDED JUNE 30, 2013 Charles R. Cox, Chairman & CEO 3

2013 First Half Perspective
•
Our First Six Months Working as One Global Team have been
Great Fun!
•
Nice Continuing Revenue and Earnings Growth
•
Three Years of Preparation Now Showing Early Results in
Americas
•
Now Engaging Everyone in Accelerated Growth and Execution
Excellence
•
ALL Global Operations now making Our Transformation Global,
Consistent and Permanent

2013 – 2015 Strategic Direction
•
Committed to Substantial Global Growth
•
Growth in Both Market Share and Target Market Size
•
Expanded Technical Solutions and Program Management
Capabilities
•
Well on Our Way to World Leadership by Year End 2014
•
Expanding Growth Platform and Differentiation
•
Broadening Customer Engagement and Value
•
Staying Focused! On Specialty Industrial Services for Complex,
Specialized Energy Sector Projects

Furmanite Corporation QUARTER AND SIX MONTHS ENDED JUNE 30, 2013 Financial Review Robert S. Muff, Principal Financial Officer 6

Condensed Consolidated Income Statements
(Amounts in 000s except percentages and per share amounts)  (Unaudited)

For the Three Months Ended
June 30,
2013
% of
Rev
2012
% of
Rev
Change
Revenues $      108,376
100.0%
$      85,928
100.0%
$      22,448
Operating costs 71,697
66.2%
58,211
67.8%
13,486
Depreciation and amortization expense 2,679
2.5%
1,964
2.3%
715
Selling, general and administrative expense 22,376
20.6%
19,526
22.7%
2,850
Operating income, excluding restructuring and
relocation costs 11,624
10.7%
6,227
7.2%
5,397
Restructuring and relocation costs –
–
1,424
1.6%
(1,424)
Operating income 11,624
10.7%
4,803
5.6%
6,821
Interest and other income (expense), net (459) (269) (190)
Income before income taxes 11,165 4,534 6,631
Income tax expense (4,404) (2,690) (1,714)
Net income $        6,761 $       1,844 $       4,917
Diluted earnings per share $          0.18 $        0.05 $
Adjusted diluted earnings per share * $          0.18 $        0.08 $
* Excludes $1.0 million of relocation and restructuring costs, net of tax for the three months ended June 30, 2012.
Weighted-average number of common and common equivalent shares used in computing earnings per common share:
Basic 37,402 37,253
Diluted 37,552 37,342
0.13
0.10

Condensed Consolidated Income Statements
(Amounts in 000s except percentages and per share amounts)  (Unaudited)

For the Six Months Ended
June 30,
2013
% of
Rev
2012
% of
Rev
Change
Revenues $      197,414
100.0%
$     157,710
100.0%
$      39,704
Operating costs 134,428
68.1%
110,563
70.1%
23,865
Depreciation and amortization expense 5,508
2.8%
3,989
2.5%
1,519
Selling, general and administrative expense 41,776
21.2%
36,859
23.4%
4,917
Operating income, excluding restructuring and
relocation costs 15,702
7.9%
6,299
4.0%
9,403
Restructuring and relocation costs –
–
2,247
1.4%
(2,247)
Operating income 15,702
7.9%
4,052
2.6%
11,650
Interest and other income (expense), net (408) (798) 390
Income before income taxes 15,294 3,254 12,040
Income tax expense (5,969) (2,240) (3,729)
Net income $        9,325 $       1,014 $       8,311
Diluted earnings per share $          0.25 $         0.03
Adjusted diluted earnings per share* $          0.25 $         0.07
* Excludes $1.5 million of relocation and restructuring costs, net of tax for the six months ended June 30, 2012.
Weighted-average number of common and common equivalent shares used in computing earnings per common share:
Basic 37,372 37,229
Diluted 37,521 37,357
$         0.22
$         0.18

Business Segment Data
($ in 000s)  (Unaudited)

Americas EMEA APAC
Reconciling
Items ¹ Total
Three months ended June 30, 2013
Revenues from external customers $       74,347 $      24,694 $       9,335 $              – $     108,376
Operating income (loss) $       13,122 $        3,001 $       1,274 $     (5,773) $       11,624
Three months ended June 30, 2012
Revenues from external customers $       46,944 $      27,485 $      11,499 $              – $      85,928
Operating income (loss) $         6,244 $       1,466 $        2,587 $     (5,494) $        4,803
Six months ended June 30, 2013
Revenues from external customers $     135,107 $      44,999 $      17,308 $              – $     197,414
Operating income (loss) $       20,326 $        3,803 $       1,909 $   (10,336) $      15,702
Six months ended June 30, 2012
Revenues from external customers $       87,642 $      50,512 $      19,556 $              – $     157,710
Operating income (loss) $       10,599 $          270 $        2,813 $     (9,630) $        4,052
¹ Reconciling Items represent certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments.

Condensed Consolidated Balance Sheets
($ in 000s)

(Unaudited)
June 30, December 31,
2013 2012
Cash $            24,688 $            33,185
Trade receivables, net 93,111 77,042
Inventories 35,367 31,711
Other current assets 9,295 15,355
Total current assets 162,461 157,293
Property and equipment, net 45,267 42,243
Other assets 34,093 32,092
Total assets $         241,821 $         231,628
Total current liabilities $            52,013 $            50,439
Total long-term debt 41,045 39,609
Other liabilities 21,342 22,501
Total stockholders' equity 127,421 119,079
Total liabilities and stockholders'
equity $        241,821 $        231,628

Condensed Consolidated Statements of Cash Flows
($ in 000s) (Unaudited)

For the Six Months Ended
June 30,
2013 2012
Net income $        9,325 $        1,014
Depreciation, amortization and other non-cash items 10,381 7,162
Working capital changes (17,206) (7,821)
Net cash provided by operating activities 2,500 355
Capital expenditures (6,818) (3,309)
Acquisition of businesses (905)    (9,259)
Payments on debt (2,227) (32,714)
Proceeds from issuance of debt – 39,300
Other, net 123 (71)
Effect of exchange rate changes on cash (1,170) (93)
Decrease in cash and cash equivalents (8,497) (5,791)
Cash and cash equivalents at beginning of period 33,185 34,524
Cash and cash equivalents at end of period $      24,688 $       28,733

Furmanite Corporation QUARTER AND SIX MONTHS ENDED JUNE 30, 2013 Operations Review Joseph E. Milliron, President and Chief Operating Officer 12

As of June 30, 2013

Global Service Network
The
Americas
EMEA
APAC
• 1,107 technicians
• 68% of YTD revenues
• 40 locations
• 361 technicians
• 23% of YTD revenues
• 24 locations
• 123 technicians
• 9% of YTD revenues
• 16 locations

Total Americas EMEA APAC
On-line Services  2
nd
Qtr. 2013 $   38,212 $   23,830 $    11,115 $    3,267
On-line Services  2
nd
Qtr. 2012 29,949 15,977 10,485 3,487
Variance $    8,263 $    7,853     $       630
On-line Services  2
nd
YTD 2013 $   69,565 $   42,971 $    19,798 $    6,796
On-line Services  2
nd
YTD 2012 60,094 32,624 19,787 7,683
Variance $    9,471 $   10,347     $         11
Business and Geographic Data – On-line Services Revenues
($ in 000’s) (Unaudited)
$      (220)
$      (887)

Business and Geographic Data – Off-line Services Revenues
($ in 000’s) (Unaudited)

Total Americas EMEA APAC
Off-line Services  2
nd
Qtr. 2013 $    58,351 $    43,100 $     9,579 $     5,672
Off-line Services  2
nd
Qtr. 2012 42,652 23,312 11,866 7,474
Variance
Off-line Services  2
nd
YTD 2013 $   103,927 $    76,966 $    17,324 $     9,637
Off-line Services  2
nd
YTD 2012 71,370 40,382 20,338 10,650
Variance
$    (1,802)
$    (1,013)
$     15,699
$     32,557
$     19,788
$     36,584 $ (3,014)
$ (2,287)

Furmanite Corporation Review of 2Q 2013 August 2, 2013 www.furmanite.com 16